GOLDMAN SACHS TRUST

Goldman Sachs International Equity Insights Funds

Class A, Class C, Institutional, Investor, Class R6, Class T and Class P Shares of the

Goldman Sachs International Small Cap Insights Fund

(the “Fund”)

Supplement dated August 17, 2018 to the

Prospectus and Summary Prospectus, each dated February 28, 2018, each as supplemented to date (with respect to Class A, Class C, Institutional, Investor, Class R6 and Class T Shares) and to the Prospectus and Summary Prospectus, each dated April 16, 2018 (with respect to Class P Shares)

The Board of Trustees of the Goldman Sachs Trust (the “Board”) determined that it was in the best interests of the shareholders of the Fund to generally close the Fund to new investors effective as of the close of business on November 16, 2018.

Effective as of the date of this Supplement, the following is added to the “Goldman Sachs International Small Cap Insights Fund—Summary—Buying and Selling Fund Shares” section of the Prospectuses and the “Buying and Selling Fund Shares” section of the Fund’s Summary Prospectuses, as a new final paragraph:

Effective as of the close of business on November 16, 2018, the Fund is generally closed to new investors. Current shareholders and certain other categories of investors may still be eligible to purchase shares. For more information, see “What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Prospectus.

The following is added after the third paragraph in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectuses:

Effective as of the close of business on November 16, 2018 (the “Closing Date”), the International Small Cap Insights Fund is generally closed to new investors. The following investors of the International Small Cap Insights Fund, however, may make purchases and reinvestments of dividends and capital gains into the Fund:

⬛	Current shareholders of the Fund (although once a shareholder closes all accounts in the Fund, additional investments into the Fund may not be accepted);
⬛	Members of the portfolio management team of the Fund;
⬛	Trustees and officers of the Trust; and
⬛	Other investors at the discretion of the Trust’s officers.

Additionally, the following investors of the International Small Cap Insights Fund may make purchases and reinvestments of dividends and capital gains into the Fund:

⬛

Any approved discretionary wrap program that holds Fund shares as of the Closing Date may continue to make additional purchases of the Fund’s shares and to add new accounts that may purchase the Fund’s shares provided the sponsor of such program and/or any agent it designates, if applicable, has the appropriate controls in place to implement the Fund’s closure properly;

⬛	Certain approved asset allocation funds; and
⬛

Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Employee Benefit Plans (as defined below) making an initial investment of $30 million or less; and (ii) certain financial institutions making an initial investment of $30 million or less in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Fund. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $30 million if the initial investment was expected to be less than $30 million at the time Goldman Sachs received a preliminary written commitment to invest in the Fund. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

Exchanges into the International Small Cap Insights Fund from other Goldman Sachs Funds are not permitted, except for current Fund shareholders and for those other categories of investors specified above.

The Trust and Goldman Sachs reserve the right to open the International Small Cap Insights Fund to new investors at a future date without prior notice.

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This Supplement should be retained with the Prospectuses and Summary Prospectuses for future reference.

INTINS3SUBCHGSTK 08-18